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                                                                    Exhibit 99.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Kenneth M. Jastrow, II, Chief Executive Officer of Temple-Inland Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Quarterly Report on Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Temple-Inland Inc.

                                                 /s/ Kenneth M. Jastrow, II
                                                 -------------------------------
                                                 Kenneth M. Jastrow, II
                                                 August 12, 2002